Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Quarterly Report of MGT Capital Investments, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2025	By:	/s/ Jonathan M. Pfohl
Jonathan M. Pfohl
Interim Chief Executive Officer and Chief Financial Officer